UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 2, 2002
                                (October 2, 2002)

                         STORAGE TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5      Other Events and Regulation FD Disclosure.
            -----------------------------------------

The registrant, Storage Technology Corporation (the "Company"), announced in a Press Release, dated October 2, 2002, and attached hereto as Exhibit 99.1, its decision to outsource development activities and the manufacturing for its StorageNet(R) 6000.

Item 7(c)   Exhibits.
            --------

            99.1 Press Release, dated October 2, 2002 announcing the Company's decision to outsource development activities and the manufacturing for its StorageNet(R) 6000.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 2, 2002               Storage Technology Corporation




                                    By: /s/  Robert S. Kocol,
                                        --------------------
                                        Corporate Vice President and
                                        Chief Financial Officer


























                                        3